UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2018

Skyline Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-4714	35-1038277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 743, 2520 By-Pass Road

Elkhart, Indiana 46515

(Address of principal executive offices)

(574) 294-6521

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

On May 25, 2018, Skyline Corporation (“Skyline” or the “Company”) and its wholly-owned subsidiaries Homette Corporation (“Homette”), Layton Homes Corp. (“Layton”), and Skyline Homes, Inc. (“Homes,” and together with Skyline, Homette, and Layton, the “Loan Parties,” and Skyline and Homes, the “Borrowers” and each a “Borrower”) terminated the Credit Agreement dated July 21, 2017 (the “Credit Agreement”) with JPMorgan Chase Bank, N.A. (“Chase”) and other ancillary agreements and documents, including a Security Agreement and Patent and Trademark Security Agreement (collectively referred to along with the Credit Agreement as the “Loan Documents”). Under the Credit Agreement, the Company could borrow up to $10,000,000, subject to a borrowing base set forth in the Credit Agreement. The Credit Agreement also provided for the issuance of letters of credit for the account of the Company. Any outstanding amounts under the Credit Agreement bore interest at either 50 basis points above Chase’s floating prime rate or 150 basis points in excess of the LIBOR rate for the applicable period. The Credit Agreement was secured by the Loan Parties’ assets, now owned or hereafter acquired, except for real property and any life insurance policies owned by any Borrower on the effective date of the Credit Agreement.

The Company terminated the Credit Agreement in connection with the previously announced Share Contribution & Exchange Agreement dated as of January 5, 2018 (the “Exchange Agreement”) between Skyline and Champion Enterprises Holdings, LLC (“Champion Holdings”) and the transactions contemplated by the Exchange Agreement (the “Exchange”). As of the date of termination, the Company did not have any borrowings outstanding under the Credit Agreement. In addition, the Company did not incur any material early termination penalties in connection with the termination of the Agreement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 29, 2018, effective upon the approval by the Company’s shareholders at the Special Meeting of Shareholders (the “Special Meeting”), described in Item 5.07 below, of the amendments to the Company’s Restated Articles of Incorporation (the “Articles”), the Company amended Article VIII of the Amended and Restated By-Laws of the Company (the “By-Laws Amendment”) to provide that the Company elects not to be governed by Chapter 42 of the Indiana Business Corporation Law (also known as the “Indiana Control Shares Acquisition Statute”). Accordingly, the Indiana Control Shares Acquisition Statute will not apply to or affect Champion Holdings, the acquisition of the Exchange Shares (as defined in the Exchange Agreement) by the members of Champion Holdings, or the voting rights of the Exchange Shares acquired by the members of Champion Holdings.

The foregoing description of the By-Laws Amendment is a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the By-Laws Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 29, 2018, Skyline held a Special Meeting, at which the Company’s shareholders approved all the proposals required to be submitted to the Company’s shareholders pursuant to the Exchange Agreement. The shareholders of the Company also approved a non-binding advisory proposal to approve the compensation payable to the Company’s named executive officers in connection with the Exchange. The shareholders of the Company also voted to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to adopt the Merger Agreement. The Special Meeting was not adjourned to a later date.

The final voting results for each proposal are set forth below:

Proposal 1: To approve three proposals, which amend and restate the Articles of Skyline. Such proposals are as follows:

Proposal 1A: Approval of an amendment to the Articles to change the name of the Company to “Skyline Champion Corporation.”

For	Against	Abstain	Broker Non-Votes
7,010,229	134,610	5,197	0

Proposal 1B: Approval of an amendment to the Articles to increase the number of authorized shares of the Company’s common stock from 15,000,000 to 115,000,000.

For	Against	Abstain	Broker Non-Votes
6,999,546	139,559	10,931	0

Proposal 1C: Approval of an amendment to the Articles to provide that the number of directors to serve on the Company’s board of directors shall be as specified in the Company’s Amended and Restated By-Laws.

For	Against	Abstain	Broker Non-Votes
7,011,719	127,076	11,241	0

Proposal 2: To approve the issuance of a number of newly issued shares of the Company’s common stock pursuant to and calculated in accordance with the Exchange Agreement.

For	Against	Abstain	Broker Non-Votes
7,002,232	136,823	10,981	0

Proposal 3: To approve, on a non-binding advisory basis, the compensation payable to the named executive officers of the Company in connection with the Exchange.

For	Against	Abstain	Broker Non-Votes
6,969,853	171,665	8,518	0

Proposal 4: To approve a proposal to adjourn the Special Meeting, if necessary, to permit further solicitation of proxies in the event that an insufficient number of shares is present at the Special Meeting to approve the above proposals.

For	Against	Abstain	Broker Non-Votes
6,931,458	207,369	11,209	0

Each of the foregoing proposals is described in detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (“SEC”) on April 25, 2018, as supplemented prior to the Special Meeting. The Exchange is expected to close on June 1, 2018.

Item 8.01	Other Events.

On May 15, 2018, Skyline previously announced that, in connection with the Exchange Agreement, its Board of Directors declared a special cash dividend of $0.62381 per share of Skyline’s common stock, payable on May 31, 2018 to shareholders of record at the close of business on May 25, 2018. At the time of announcement on May 15, 2018, the Company disclosed that the special dividend would not be paid if the conditions to the closing of the Exchange that could have been satisfied prior to the payment date, including the approval by Skyline’s shareholders of the matters to be considered at the Special Meeting, are not satisfied. As a result of the approval by Skyline’s shareholders at the Special Meeting of all the proposals described in Item 5.07 above, the contingencies affecting the special cash dividend are no longer applicable.

Forward-Looking Statements

Except for historical information contained herein, this document expresses “forward-looking statements” which are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995, as amended. Such matters include forward-looking statements regarding the prospective effects and timing of the proposed Exchange. Generally, the words “believe,” “expect,” “intend,” “estimate,” “project,” “will,” and similar expressions indicate forward-looking statements. Those statements, including statements, projections, estimates, or assumptions concerning future events or performance, and other statements that are other than statements of historical fact, are subject to material risks and uncertainties. Skyline cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Skyline may make other written or oral forward-looking statements from time to time. Readers are advised that various important factors could cause Skyline’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Such factors, among others, include, but are not limited to: potential failure to satisfy conditions to the consummation of the Exchange on the proposed terms and within the proposed timeframes; costs or difficulties relating to integration matters might be greater than expected; material adverse changes in Skyline’s operations or earnings; changes in laws, regulations, or accounting principles generally accepted in the United States; the effect of the recently enacted Tax Cuts and Jobs Act on Skyline and its subsidiaries; Skyline’s competitive position within the markets it serves; unforeseen downturns in the local, regional, or national economies or in the specific regions in which Skyline has market concentrations; and other risks discussed in Skyline’s filings with the SEC, including its Annual Report on Form 10-K, which filings are available from the SEC. Skyline undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

3.1	Amendment to the Amended and Restated By-Laws of Skyline Corporation dated May 29, 2018

3.2	Amended and Restated By-Laws of Skyline Corporation (Amended and Restated as of June 1, 2017) (incorporated by reference to Exhibit 3(ii) of the registrant’s Current Report on Form 8-K filed on April 17, 2017).

10.1	Credit Agreement dated July 21, 2017 between JPMorgan Chase Bank, N.A., Skyline Corporation, and its wholly-owned subsidiaries Homette Corporation, Layton Homes Corp., and Skyline Homes, Inc. (incorporated by reference to Exhibit 10.1 of the registrant’s Current Report on Form 8-K filed on July 27, 2017).

10.2	Security Agreement dated July 21, 2017 between JPMorgan Chase Bank, N.A., Skyline Corporation, and its wholly-owned subsidiaries Homette Corporation, Layton Homes Corp., and Skyline Homes, Inc. (incorporated by reference to Exhibit 10.2 of the registrant’s Current Report on Form 8-K filed on July 27, 2017).

10.3	Patent and Trademark Security Agreement dated July 21, 2017 between JPMorgan Chase Bank, N.A., Skyline Corporation, and its wholly-owned subsidiaries Homette Corporation, Layton Homes Corp., and Skyline Homes, Inc. (incorporated by reference to Exhibit 10.3 of the registrant’s Current Report on Form 8-K filed on July 27, 2017).

10.4	Disclosure Certificate dated July 21, 2017 between JPMorgan Chase Bank, N.A., Skyline Corporation, and its wholly-owned subsidiaries Homette Corporation, Layton Homes Corp., and Skyline Homes, Inc. (incorporated by reference to Exhibit 10.4 of the registrant’s Current Report on Form 8-K filed on July 27, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyline Corporation

Date: May 29, 2018

	By:	/s/ Jon S. Pilarski
Printed Name: Jon S. Pilarski
Title: Chief Financial Officer